SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY LIFETIME RESERVES®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

DATED APRIL 30, 2011

Effective October 1, 2011, the Credit Suisse International Equity Flex III is closed to new investments and the following information is revised in the prospectus:

  All references to Credit Suisse and Credit Suisse International Equity Flex III are removed.
  The new Maximum Funds' Total Annual Operating Expenses that appears on page 10 is 1.61%.
VUL-11-01  September 30, 2011
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